                        GRADISON U.S. GOVERNMENT RESERVES

                        PROSPECTUS DATED FEBRUARY 1, 1999


Gradison U.S. Government Reserves (the "Fund") is a diversified series of the Gradison-McDonald Cash Reserves Trust, an open-end management investment company. The Gradison-McDonald Asset Management Division of McDonald Investments, Inc. is the investment adviser for the Fund (the "Adviser"). The Fund is a money market fund investing in U.S. government securities.

This Prospectus is designed to provide you with information that you should know before investing and should be retained for future reference. A Statement of Additional Information for the Fund, dated February 1, 1999, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available upon request without charge from the Fund at 580 Walnut Street, Cincinnati, Ohio 45202 or by calling the phone numbers provided below.

For information and transactions (including purchases, redemptions, and most recent yield), call 579-5700 from Cincinnati, Ohio or 1-800-869-5999 toll free.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


EXPENSE SUMMARY

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                                          .44%
12b-1 Fees                                               .10%
Other Expenses                                           .19%
                                                         ---
TOTAL FUND OPERATING EXPENSES                            .73%
                                                         ===

Example: You would pay the following expenses on a $1,000 investment assuming a 5% annual return* and redemption at the end of each period:

--------------------------------------------------------------------------------
        1 YEAR              3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------

          $7                  $23                  $41                   $91
--------------------------------------------------------------------------------

* The 5% annual return is a standardized rate prescribed for use by all mutual funds for the purpose of this example and does not represent the past or future return of the Fund.

SHARES OF THE FUND ARE:

-     NOT INSURED BY THE FDIC;
- NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEY BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;
- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. (For more information about Fund expenses, see "Purchases and Redemptions" and "Management of the Fund.")

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS

The table below presents the financial highlights of the most recent ten years of the Fund's operations. (Prior to September 27, 1993, the financial results are the results of Gradison Cash Reserves, the assets and liabilities of which were acquired by the Fund effective September 27, 1993.) The information is expressed in terms of a single share outstanding throughout each year. The financial highlights for the years ended on September 30, 1993 and thereafter have been audited by Arthur Andersen LLP, independent public accountants, whose unqualified report appears in the Statement of Additional Information. The financial highlights for periods ended prior to September 30, 1993 were audited by other accountants. Further information about the Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.

                                                                      YEAR ENDED SEPTEMBER 30,
                                                     --------------------------------------------------------
                                                     1998       1997       1996        1995        1994
Net asset value at beginning of year                 $1.000     $1.000     $1.000      $1.000      $1.000
                                                     ------     ------     ------      ------      ------
Net investment income                                  .049       .047       .047        .050        .029
Dividends from net investment income                  (.049)     (.047)     (.047)      (.050)      (.029)
                                                     -------    ------     ------      ------      ------
Net asset value at end of year                       $1.000     $1.000     $1.000      $1.000      $1.000
                                                     ======     ======     ======      ======      ======
Total return                                           4.98%      4.85%      4.86%       5.10%       2.97%
                                                     ======     ======     ======      ======      ======
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of year (in millions)         $1,933.8   $1,610.1   $1,333.1    $1,224.1    $1,001.2
   Ratio of gross expenses to average
     net assets(1)                                      .73%       .73%       .76%        .80%         --
   Ratio of net expenses to average
     net assets(2)                                      .72%       .72%       .75%        .78%        .80%
   Ratio of net investment income to
     average net assets(2)                             4.86%      4.75%      4.72%       5.00%       2.90%

                                                                      YEAR ENDED SEPTEMBER 30,
                                                     --------------------------------------------------------
                                                     1993       1992       1991        1990        1989
Net asset value at beginning of year                 $1.000     $1.000     $1.000      $1.000      $1.000
                                                     ------     ------     ------      ------      ------
Net investment income                                  .025       .037       .059        .076        .084
Dividends from net investment income                  (.025)     (.037)     (.059)      (.076)      (.084)
                                                     ------     ------     ------      ------      ------
Net asset value at end of year                       $1.000     $1.000     $1.000      $1.000      $1.000
                                                     ======     ======     ======      ======      ======
Total return                                           2.55%      3.83%      6.12%       7.87%       8.74%
                                                     ======     ======     ======      ======      ======
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of year (in millions)           $979.8     $575.9     $638.7      $659.8      $613.4
   Ratio of gross expenses to average
     net assets(1)                                       --         --         --          --          --
   Ratio of net expenses to average
     net assets(2)                                      .81%       .75%       .75%        .76%        .79%
   Ratio of net investment income to
     average net assets(2)                             2.53%      3.77%      5.96%       7.57%       8.41%
=============================================================================================================

On October 4, 1991, Gradison became investment adviser of the Fund as a result of a merger with Gradison & Company Incorporated.

(1) Effective for the fiscal year ended September 30, 1995, this ratio reflects gross expenses before reduction for earnings credits on cash balances; such reductions are included in the ratio of net expenses.

(2) During the year ended September 30, 1994, the Adviser absorbed expenses of the Fund through waiver of a portion of the investment advisory fee. Assuming no waiver of expenses, the ratio of expenses to average net assets was .81% and the ratio of net investment income to average net assets was 2.89%.


HOW THE FUND INVESTS

The Fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund's investment objective cannot be changed without approval by the holders of a majority of the Fund's outstanding voting shares (as defined in the Investment Company Act of 1940 (the "Act")). All other policies set forth in this Prospectus, unless otherwise noted, are subject to change without shareholder approval. There can be no assurance that the Fund's investment objective will be achieved. To achieve its investment objective, the Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements in respect of these securities. Securities in which the Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. THE FUND INTENDS TO MAXIMIZE, TO THE EXTENT POSSIBLE, THE PORTION OF ITS DIVIDENDS THAT ARE NOT SUBJECT TO STATE AND LOCAL TAXATION.

The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Act, certain requirements of which are summarized as follows. In accordance with Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only U.S. dollar denominated instruments having remaining maturities of 397 days or less as defined in that Rule. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities in which the Fund may invest, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Federal Farm Credit Bank System, only by the credit of the agency or instrumentality. While the U.S. Government may provide financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

The Fund invests in securities which bear fixed, floating or variable rates of interest. Interest derived from floating rate or variable rate securities may fluctuate based on generally recognized reference rates or the relationship of rates. The Fund may purchase floating and variable rate securities, including securities the maturity of which exceeds one year if, under conditions that can reasonably be foreseen, the Adviser believes that interest rate adjustments will result in the market value of such securities returning to at least approximately par. However, there can be no assurance that the market value of such securities will always be at least approximately par.

The Fund also may invest in repurchase agreements secured by government securities. For additional information about repurchase agreements and the Fund's investment policies and restrictions, see "Further Information About How the Fund Invests."


PURCHASES AND REDEMPTIONS

HOW TO PURCHASE SHARES

You may purchase shares of the Fund, without sales charge, by personally delivering, mailing, or wiring funds to the Gradison-McDonald Investment Division of McDonald Investments Inc. ("Gradison") or to McDonald Investments Inc. ("McDonald"). A completed Account Information Form must accompany or precede the initial purchase. The minimum investment required to open an account is $1,000 and additional investments must be at least $50. These minimums may, however, be waived for certain group purchases. The minimum investment required to open an Education IRA is $500.

Purchases by check will be credited to your account (and begin earning dividends) when the Fund receives Federal funds for your check which normally will be on the next business day after receipt of the check. Purchase checks should be made payable (or properly endorsed) to the order of "Gradison U.S. Government Reserves" and should be accompanied by your account name and account number (if the number has been assigned).

Purchases by bank wire will be credited to your account (and begin earning dividends) on the same business day that the wire is received by the Fund's custodian bank or Gradison. However, Gradison must be advised by you of the exact amount of your wire prior to 12:00 noon, Eastern time.

HOW TO REDEEM SHARES

You may redeem shares of the Fund without charge or penalty on any day that the Fund is open for business. A redemption request (identifying the account name, account number and the amount of your redemption) may be made in writing or by telephone call to the Fund. If your request is received by the Fund by 12:00 noon, Eastern time, a check for the amount of your redemption will normally be mailed the same business day, or if you prefer, you may arrange to pick up your redemption check at the Fund's offices after 3:00 p.m. the same business day.


The checkwriting feature permits you to write your own redemption checks in amounts of $100 or more without any fees. Checks also may be written in amounts of less than $100, in which case you will be charged a fee of $.30 per check, which reimburses the Fund for expenses associated with clearing such checks. Shares continue to earn daily dividends until these checks are presented for payment. Shareholders choosing the checkwriting feature must return a signature card to the Fund signed by all owners of the account. The names of payees of checks and the date checks are cashed appear on monthly transaction statements. The checkwriting feature should not be used to effect a complete redemption of an account. Shareholders who desire a complete redemption should contact the Fund.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchase and redemption information and authorizations should be mailed or delivered to Gradison, McDonald, or to Gradison Mutual Funds, 580 Walnut Street, Cincinnati, Ohio 45202.

Purchases and redemptions are made at the next net asset value per share calculated after receipt of Federal funds or a valid redemption request. The Fund may, upon 30 days' written notice, impose reasonable service charges for what it deems to be excessive use of the checkwriting feature. Share certificates are not issued. Account transactions are reported on periodic statements. There is a $10 fee per wire redemption of less than $50,000.

In the case of shares purchased through McDonald and Gradison brokerage accounts, credit balances arising on the settlement date of a securities sale will generally be transferred to the Fund by McDonald in the form of Federal funds on the day after settlement.

Normally, the Fund makes payment for redeemed shares within one business day (but in no event more than seven days) after receipt of a properly executed redemption request. However, the Fund may delay payment for the redemption of shares in those cases where the shares were purchased by check (or any method of payment subject to collection) until the purchase payment has cleared, currently considered to be no more than 15 days from the date of receipt by the Fund. If you need more immediate access to your investment, you should consider purchasing shares by wire or with other immediately available funds. The Fund may, at its discretion, redeem all shares in any account if the value of that account falls below $500. However, shareholders will be given notice and 60 days to increase the value of the account to the required $500. The Fund reserves the right to limit or reject any purchase order and to close any account deemed, in its discretion, to be detrimental to the Fund. The Fund may modify these and other purchase or redemption procedures to facilitate purchase and redemption of shares through Gradison and McDonald brokerage accounts.

Under extraordinary circumstances, such as periods of drastic economic or market changes, it is possible that you might not be able to reach the Fund by telephone to effect a redemption. If such an occasion were ever to occur, you can redeem your shares by using the checkwriting feature or you can make a redemption request in writing (by mail or personally delivered) to the Fund's offices. Shareholders who have brokerage accounts with Gradison or McDonald can request that their Investment Consultants arrange the redemption. The telephone redemption feature may be terminated or modified upon 30 days' notice to shareholders.

The Fund, its Adviser, BISYS Fund Services Limited Partnership (the "Distributor"), and their officers and employees will not be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses resulting from unauthorized instructions. Telephone transactions are available to all shareholders as a standard service. Redemption checks which are uncashed for any reason, including non-receipt, will not earn interest.

Certain optional services are available to shareholders. See "Optional Shareholder Services" in the Statement of Additional Information.


EXCHANGES

Shares may be exchanged, without administrative fees, for shares of any Gradison Mutual Fund and for shares of certain other Federal and Federal/Ohio tax-free or municipal income money market funds.


You may request exchanges of your shares by telephoning or writing the Fund. Before making an exchange, you should read the prospectus of the fund in which you desire to invest, each of which is available upon request. The terms of the exchange feature are subject to change and the exchange feature is subject to termination, both upon 60 days' notice.


DIVIDENDS AND TAXES

The Fund's net income is accrued daily as dividends and distributed monthly. Share purchases effective before 12:00 noon, Eastern time, earn the dividend that day. Shares do not receive a dividend for the day on which they are redeemed. (See "Purchases and Redemptions.") Dividends may be received in cash or reinvested in additional shares of the Fund. Dividend checks which are uncashed for any reason, including non-receipt, will not earn interest.

If your account is not a tax-deferred retirement account or exempt from taxation, the dividends you receive will be subject to Federal taxation as ordinary income. The Fund's dividends will not qualify for the dividends received deduction for corporations. Each shareholder will receive, on an annual basis, a statement of the Federal income tax consequences of all distributions. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year.

The Fund is required to withhold 31% of all dividends payable to any individual and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number or certification that they are not subject to backup withholding and that they have provided the Fund with a correct taxpayer identification number.

Under the laws of most state and local jurisdictions, the portion of the Fund's dividends derived from direct investments in certain U.S. government securities will not be subject to state or local income taxation. Each year, shareholders will be provided with information as to the percentage of income dividends derived from U.S. government securities which is generally not taxable by state and local jurisdictions. For the fiscal year ending September 30, 1998, 100% of the Fund's dividends were derived from qualifying federal obligations and, therefore, were not taxable by state and local jurisdictions.


NET ASSET VALUE

The net asset value of the Fund's shares is generally calculated as of 12:00 noon and 4:00 p.m. Eastern time on each day when the New York Stock Exchange is open for business. The net asset value per share, which is the price at which shares are purchased and redeemed, is computed by dividing the value of the Fund's net assets (assets minus liabilities) by the number of shares outstanding. The Fund intends to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

GENERAL INFORMATION

The Fund is a series of the Gradison-McDonald Cash Reserves Trust (the "Trust"), which is a business trust organized under the laws of the State of Massachusetts by a Declaration of Trust dated October 20, 1981. The Trust succeeded to the business of Gradison Cash Reserves, Inc. which began its operations on April 26, 1976. Each share of the Fund has one vote and represents an equal pro rata interest in the Fund. Shareholder inquiries should be directed to the phone or address of the Fund listed on the first page of this Prospectus.


MANAGEMENT OF THE FUND

The Trust's Board of Trustees is responsible for the direction and supervision of the Fund's operations. Subject to the authority of the Board of Trustees, the Adviser manages the investment and reinvestment of the assets of the Fund, and provides its employees to act as the officers of the Fund who are responsible for the overall management of the Fund.

Gradison is a Division of McDonald Investments Inc., 800 Superior Avenue, Cleveland, Ohio 44114. The parent corporation of McDonald Investments is KeyCorp, a bank holding company with assets of approximately $75 billion. Through four principal lines of business, Corporate Capital, Consumer Finance, Community Banking, and Capital Partners, KeyCorp provides retail and wholesale banking, investment, financing, and money management services to individuals and companies across the United States.

Prior to October 23, 1998, the investment adviser of the Fund was the Gradison Division of McDonald & Company Securities, Inc. ("McDonald Securities"). On that date, the parent corporation of McDonald Securities, McDonald & Company Investments Inc., merged with KeyCorp. This may have caused a change in control of McDonald Securities. Thus, the Board of Trustees of the Trust approved a new investment advisory agreement with McDonald & Securities Inc., which subsequently changed its name to McDonald Investments Inc. This new investment advisory agreement was implemented prior to shareholder approval of the agreement pursuant to an order issued by the Securities and Exchange Commission. The new agreement contains substantially the same provisions as the prior investment advisory agreement, except that all investment advisory fees will be held in escrow until the new agreement has been approved by Fund shareholders. If such approval is not obtained by March 22, 1999, the escrowed fees will be returned to the Fund and the Trustees will attempt to obtain other investment advisory services for the Fund. It is anticipated that early in 1999, certain of the investment advisory activities of McDonald Investments Inc., including the advisory agreement with the Fund, will be assigned to KAM. This assignment, which did not constitute an assignment under the Investment Company Act of 1940, had been previously approved by the Board of Trustees of the Trust.

On November 6, 1998, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization for the Fund. The Reorganization is subject to approval of the shareholders of the Fund. The Reorganization is being submitted to shareholders of the Fund at a special meeting to be held in early 1999. There can be no assurance that the shareholders of the Fund will approve the Reorganization.

If the Reorganization of the Fund is approved, shareholders will exchange their Fund shares for shares of the Victory Gradison Government Reserves Fund Class "G". The shares received by Gradison Fund shareholders will have the same value as the total value of their Gradison Fund Shares on the effective date of the Reorganization. (In other words, a shareholder owning $1,000 worth of Gradison U.S. Government Reserves, will receive $1,000 worth of Victory Gradison Government Reserves Fund Class "G" shares.) The exchange of shares will not be taxable. The Victory Gradison Government Reserves Fund will be a new fund formed to continue the operations of the Gradison U.S. Government Reserves Fund and will have substantially the same investment objective and policies as the current Gradison U.S. Government Reserves Fund. The Victory Gradison Government Reserves Fund is a "Series" or "Portfolio" of the Victory Portfolios, an open-end management investment company organized as a Delaware business trust.

 For acting as investment adviser, the Fund pays the Adviser an annual fee of .50% of the first $400 million of average daily net assets, .45% of the next
$600 million of average daily net assets, .40% of the next $1 billion of average daily net assets and .35% of amounts in excess of $2 billion of average daily net assets. McDonald acts as the Fund's transfer agent, dividend disbursing agent, and administrative services provider. For providing transfer agent and administrative services, Gradison receives an annual fee of $23.50 per shareholder non-zero balance account, $5.00 per closed or zero balance account per year, plus out of pocket costs. McDonald also provides accounting services to the Fund for which it receives a fee of .0150% of the first $400 million of average daily net assets, .0125% of the next $300 million of average daily net assets, .0100% of the next $300 million of average daily net assets, and .0075% of average daily net assets in excess of $1 billion, with a minimum fee of $25,000 per year. Gradison's address is 580 Walnut Street, Cincinnati, Ohio 45202.

Under the terms of a distribution service plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, the Fund pays to the Distributor a service fee at the annual rate of .10% of the average daily net assets of the Fund. (The maximum annual fee permitted by the Plan is .20% of the average daily net assets of the Fund.) Such fee is calculated on a daily basis and paid to the Distributor monthly. The service fee is paid as compensation to brokers for providing personal services to shareholders of the Fund, including responding to shareholder inquiries and providing information to shareholders about their Fund accounts. The Distributor uses the fee to make payments to authorized dealers for providing these services to Fund shareholders. In addition to the service fee, the Distributor may also expend funds provided by the Plan for advertising and printing prospectuses, annual reports, and other promotional material for prospective investors, and for other distribution activities.

Registered broker-dealers, third party administrators of tax-qualified retirement plans, and other entities which establish omnibus accounts with the Fund may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts which reduce or eliminate the need for identical services to be provided on behalf of participants by the Fund's transfer agent. In such cases, the Fund may pay the entity a sub-transfer agency or recordkeeping fee. Certain entities receiving such fees may also receive service fees.


INDIVIDUAL RETIREMENT ACCOUNTS

Shares of the Fund may be purchased in conjunction with an Individual Retirement Account ("IRA") which permits exchange privileges with other Gradison Funds (see "Exchanges") and which may also be used with a self-directed brokerage account. Contact Gradison or McDonald for details.


FURTHER INFORMATION ABOUT HOW THE FUND INVESTS

The Fund may engage in repurchase agreement transactions in which it buys a security at one price and simultaneously agrees to sell the same security back to the original owner ("seller") at a higher price, usually within seven days of the initial purchase. The Fund engages in repurchase agreement transactions only with selected domestic banks and securities dealers which the Adviser believes present minimal credit risk. In all cases, the security subject to resale is held by the Fund's custodian and the Fund ensures on a daily basis that the value of the security, including accrued interest, is maintained at no less than the price at which the seller is required to repurchase the security. Should a seller fail to repurchase the security, the Fund could incur costs to sell the security to another party and possibly a loss if the sale price is less than the repurchase price. Under certain limited circumstances, the Fund could also be delayed or otherwise limited in disposing of the security, which could result in a decline in its value and loss of interest.

The Fund may not borrow money, except from banks as a temporary measure or for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of the Fund's total assets at the time of borrowing. While any borrowing of greater than 5% of the assets occurs, the Fund will not purchase additional portfolio securities. The foregoing policy may not be changed without shareholder approval. The Fund may not, in an aggregate amount exceeding 10% of the value of the Fund's total assets, (a) enter into repurchase agreements maturing in more than seven days, (b) purchase illiquid securities, and (c) purchase securities for which there are no readily available market quotations.

The Fund may invest in "stripped" securities (both interest-only and principal-only) issued by the U.S. Treasury and recorded in the Federal Reserve book-entry record-keeping system. "Stripped" U.S. Treasury securities include zero coupon obligations that are normally issued at a discount to their "face value", and may exhibit greater price volatility than ordinary debt securities.

The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

The Statement of Additional Information contains additional information regarding Fund investment restrictions and policies.


PERFORMANCE CALCULATIONS

From time to time the Fund may advertise its "yield," "effective yield," and/or "total return". All performance figures are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the investment income generated by an investment in the Fund over a 7-day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield of the Fund is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The total return refers to the average annual compounded rate of return over specified time periods that would equate an initial amount of money invested in the Fund at the beginning of a stated period to the ending redeemable value of the investment assuming the reinvestment of dividends in additional Fund shares.






                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Expense Summary                 1      Net Asset Value                      5

Financial Highlights            2      General Information                  6

How the Fund Invests            2      Management of the Fund               6

Purchases and Redemptions       3      Individual Retirement Accounts       7

Additional Purchase and
Redemption Information          4      Further Information About
                                       How the Fund Invests                 7

Exchanges                       5      Performance Calculations             8

Dividends and Taxes             5

--------------------------------------------------------------------------------


                                     [LOGO]
                                    GRADISON
                                  MUTUAL FUNDS

                   580 Walnut Street, Cincinnati, Ohio 45202
                         (513) 579-5700 (800) 869-5999

                       GRADISON U.S. GOVERNMENT RESERVES

                      Gradison-McDonald Cash Reserves Trust


The Gradison Division of McDonald Investments Inc. ("Gradison"), is the investment adviser of the Fund ("Adviser").


--------------------------------------------------------------------------------


                             STATEMENT OF ADDITIONAL

                                   INFORMATION


--------------------------------------------------------------------------------


              For information (including most recent yield), call:
                         579-5700 from Cincinnati, Ohio

                   Toll free (800) 869-5999 outside Cincinnati

               Information may also be obtained from the Fund at:
                                580 Walnut Street
                             Cincinnati, Ohio 45202


--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated February 1, 1999, which has been filed with the Securities and Exchange Commission. The Prospectus is available upon request without charge from the Fund at the above address or by calling the phone numbers provided above.


The date of this Statement of Additional Information is February 1, 1999.

--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------

                                             Page       Location in Prospectus

INVESTMENT RESTRICTIONS AND POLICIES. . . . .  4   How the Fund Invests; Further
                                                   Information About How the
                                                   Fund Invests

PURCHASE OF SHARES  . . . . . . . . . . . . .  6   Purchases and Redemptions;
                                                   Additional Purchase and
                                                   Redemption Information

REDEMPTION OF SHARES  . . . . . . . . . . . . .6   Purchases and Redemptions;
                                                   Additional Purchase and
                                                   Redemption Information

EXCHANGE PRIVILEGE  . . . . . . . . . . . . .  7   Exchanges
     Telephone Exchanges  . . . . . . . . . .  7
     Written Exchanges  . . . . . . . . . . .  7
     General Exchange Information . . . . . .  7

SIGNATURE GUARANTEES  . . . . . . . . . . . .  8

INCOME AND DIVIDENDS  . . . . . . . . . . . .  8   Dividends and Taxes

TAXES . . . . . . . . . . . . . . . . . . . .  8   Dividends and Taxes

YIELD INFORMATION . . . . . . . . . . . . . .  9   Performance
                                                   Calculations

NET ASSET VALUE . . . . . . . . . . . . . . . 10   Net Asset Value

PORTFOLIO TRANSACTIONS  . . . . . . . . .  .  11

INVESTMENT ADVISER  . . . . . . . . . . . . . 12   Management of the Fund
     Advisory Agreement . . . . . . . . . . . 12
     Distribution Service Plan  . . . . . . . 13
     Transfer Agency, Accounting Services,
          and Administrative Services
          Agreement  . . . . . . . . . . . .  14

OTHER COMPENSATION PAID/REIMBURSEMENT MADE
   TO THE ADVISER  . . . . . . . . . . . . .  15

TRUSTEES AND OFFICERS OF THE TRUST . . . . .  15
DESCRIPTION OF THE TRUST . . . . . . . . . .  17   General Information

CUSTODIAN . . . . . . . . . . . . . . . . . . 19

ACCOUNTANTS . . . . . . . . . . . . . . . . . 19

LEGAL COUNSEL . . . . . . . . . . . . . . . . 19

OPTIONAL SHAREHOLDER SERVICES . . . . . . . . 19

TOTAL RETURN INFORMATION . . . . . . . . . . .20

SALES BROCHURE INFORMATION. . . . . . . . . . 22

FINANCIAL STATEMENTS AND REPORT OF
INDEPENDENT PUBLIC ACCOUNTANT .Following page 32     Financial Highlights

INVESTMENT RESTRICTIONS AND POLICIES

        In addition to the investment restrictions described in the Prospectus, the Fund has adopted the following investment restrictions and limitations, which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940 (the "Act"). (See "Description of the Trust".) The Fund will not:

 (1) Borrow money, except from banks as a temporary measure or for extraordinary or emergency purposes such as to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous, and not for leverage purposes, and then only in amounts not exceeding 15% of the total assets of the Fund at the time of the borrowing. While any borrowing of greater than 5% of the assets is outstanding, the Fund will not purchase additional portfolio securities;

 (2) Make loans, except that the purchase of debt securities as allowed by the Fund's investment objective and other Investment Restrictions, entering into repurchase agreements, and the lending of portfolio securities in an amount not to exceed 30% of the value of its total assets with the collateral value of loaned securities marked-to-market daily and in accordance with applicable regulations or guidelines established by the Securities and Exchange Commission shall not be prohibited by this restriction;

 (3) Purchase or sell real estate. The purchase of securities secured by real estate which are otherwise allowed by the Fund's investment objective and other Investment Restrictions shall not be prohibited by this restriction;

 (4) Underwrite the securities of other issuers, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of portfolio securities;

 (5) Purchase or sell commodities or commodity contracts or interests in oil, gas or other mineral exploration or development programs or leases except the purchase or sale of financial futures contracts or options on financial futures contracts;

 (6) Issue senior securities as defined in the Act, except to the extent that such issuance might be involved with respect to borrowings subject to item (1) above or with respect to transactions involving futures contracts or the writing of options and provided that the Trust may issue shares of additional series or classes that the Trustees may establish.

 (7) Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The limitations and policies set forth in the remainder of this section are not fundamental and may be changed without shareholder approval: (1) The Fund will not purchase securities of other investment companies except in connection with a reorganization, merger, or consolidation with another open-end investment company; (2) The Fund will not make short sales of securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions; 3) The Fund will not purchase or retain in its portfolio any securities issued by an issuer, if to the Fund's knowledge, those Trustees and officers of the Trust or of the Fund's investment adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities. This limitation shall not apply to U.S. Government securities; (4) The Fund will not mortgage, pledge or hypothecate securities except in connection with permitted borrowings. The Fund has no current intention of engaging in the lending of portfolio securities.

     Government Securities are frequently offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that the Fund will be fully invested to the extent practicable and subject to the policies stated herein. When-issued or forward delivery purchases are negotiated directly with the other party and are not traded on an exchange.

     While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase securities on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Fund will establish a segregated account in which it will maintain cash, U.S. Government securities, or other high-grade debt obligations equal in value to commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. The Fund will not enter into such transactions for leverage purposes.

      If a percentage restriction set forth above is met at the time of investment, a later movement above the restriction level resulting from a change in the value of securities held by the Fund will not be considered a violation of the investment restriction.

PURCHASE OF SHARES

     Purchase orders become effective when the Fund receives the necessary information regarding an investor's account and Federal funds are available to the Fund for investment. (See "Net Asset Value".) Federal funds are normally available to the Fund on the next bank business day following receipt by the Fund of an investor's check or other payment including credit balances arising on the settlement date of a sale of securities or receipt of a dividend or interest payment transferred from a brokerage account maintained by Gradison-McDonald Investments Division of McDonald Investments Inc. ("Gradison") or McDonald Investments Inc. ("McDonald"). The Fund reserves the right to impose a charge of $15 for any purchase check returned to the Fund as uncollectible and to collect such fee by redeeming shares of the Fund from such shareholder's account.

     On Fund share purchases through Gradison or McDonald brokerage accounts, prior to the time that an investor's funds become Federal Funds and become invested in the Fund, McDonald may receive the "float" benefit from those funds.

REDEMPTION OF SHARES

     The Fund may suspend the right of redemption or may delay payment (a) during any period when the New York Stock Exchange is closed other than for customary weekend and holiday closings, (b) when trading in markets normally utilized by the Fund is restricted, or an emergency exists (determined in accordance with the rules and regulations of the Securities and Exchange Commission) so that disposal of the Fund's portfolio securities or determination of the Fund's net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders.

     The checkwriting privilege is subject to the Fund custodian's (Star Bank, N.A.) rules and regulations concerning checking accounts, including those relating to the right of Star Bank to refuse to honor checks in amounts exceeding the value of the account at the time the check is presented for payment. The Fund reserves the right to impose a charge of $l5 for any redemption check written against an insufficient Fund balance and to collect such fee by redeeming shares of the Fund from such shareholder's account.

     On Fund redemptions effected by the drawing of a McDonald check, McDonald will receive the "float" benefit from the funds redeemed until the check is presented for payment. Domestic wire redemptions (in a minimum amount of $l,000) are available to shareholders. There is a $10 fee for each wire redemption in an amount less than $50,000.

     The Fund transmits redemption proceeds only to shareholder names and addresses on its records or which it has otherwise verified, provides written confirmation of all transactions initiated by telephone either immediately or by monthly statement, depending on the circumstances, requires identification from individuals picking up checks at its offices, and may take other additional steps to verify the identity of persons giving telephone instructions.

EXCHANGE PRIVILEGE

     If a new account is established by an exchange, the dollar amount of the exchange from the Fund must at least be equal to the minimum initial investment of the Fund into which the exchange is being made; if an exchange is made into an existing account, the minimum additional investment requirement must be met.

TELEPHONE EXCHANGES

     Telephone exchanges may be made only when the registration of the two accounts are identical.

WRITTEN EXCHANGES

     You may also exchange your shares of the Fund by written request directed to:

          Gradison Mutual Funds
          580 Walnut Street
          Cincinnati, Ohio  45202

    Such written request should include your name and account number and the number of shares or dollar amount to be exchanged.

GENERAL EXCHANGE INFORMATION

     An exchange involves a redemption of the Fund shares being exchanged and the investment of the redemption proceeds into shares of the fund being purchased. Both the redemption and investment will occur at the respective net asset value per share next determined after receipt by the Fund of a proper exchange request. For Federal income tax purposes, an exchange of shares is considered to be a sale. Unless otherwise indicated, a new account established by written exchange will have the same registration and selected options as your present account.

     The funds into which exchanges are made, and the Fund's Distributor (with respect to any other fund) each reserve the right to reject any exchange request. In the case of excessive use of the exchange privilege, the Fund or the Distributor, upon 60 days' written notice, may make reasonable service charges (as specified in the notice) by redeeming shares from such shareholder's account. The terms of the exchange feature are subject to change and the exchange feature is subject to termination, both upon at least 60 days notice, except that no notice shall be required under circumstances provided for by the rules of the Securities and Exchange Commission.


SIGNATURE GUARANTEES

     Signatures guaranteed by a domestic commercial bank or trust company, credit union, savings and loan association, or a member firm of a national securities exchange or other eligible guarantee institution may be required for certain transactions. Shareholders may contact the Fund's transfer agent for additional information about signature guarantee requirements.


INCOME AND DIVIDENDS

        Net income of the Fund, for the purpose of declaring dividends, consists of accrued interest income, plus or minus amortized purchase discount or premium, plus or minus realized gains or losses, less accrued expenses. To the extent the Fund's portfolio securities are valued at amortized cost (see "Net Asset Value"), there will be no unrealized gains or losses on portfolio securities. However, should net asset value, calculated by using available market quotations, deviate significantly from $1.00 per share, the Trustees could decide to value portfolio securities by using available market quotations, which could result in unrealized gains or losses being considered in the determination of net investment income of the Fund.

     Income dividends accrue daily and are paid monthly. In the event that the Fund incurs or anticipates any unusual expense, loss or depreciation which would adversely affect its net income for a particular period, the Board of Trustees may at that time consider whether to adhere to this dividend policy or to revise it in light of then prevailing circumstances. Such expenses, losses or depreciation could result in a shareholder receiving no dividends during such period or in a shareholder receiving, upon redemption, a price per share lower than the cost per share.


TAXES

     The Fund has qualified and intends to qualify in the future for treatment as a "regulated investment company" under the Internal Revenue Code of l986, as amended. As such it will not be taxed on net income distributed to shareholders. In order to continue to qualify for treatment as a regulated investment company, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income plus net short-term capital gain, if any), and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and any capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     The Federal income tax matters summarized above and in the Prospectus are subject to change by legislation, administrative action and judicial decision.


YIELD INFORMATION

     The current yield of the Fund for any seven-day period is calculated by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). For purposes of this calculation, the net change reflects dividends declared on the original share and dividends declared on any shares purchased with dividends on that share. Capital changes that are excluded from the net change are realized gains and losses as well as unrealized appreciation and depreciation with respect to the Fund's portfolio and non-investment income. The yield of the Fund for the seven day period ended September 30, 1998 was 4.80%.

     The effective or compounded yield of the Fund is calculated by compounding the unannualized base period return by adding one (1) to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one (1) from the result. The effective yield of the Fund for the seven day period ended September 30, l998 was 4.92%.

     Yield information may be useful to investors in reviewing the Fund's performance. However, yield normally fluctuates on a daily basis and the yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The Fund's yield is affected by prevailing market interest rates, investment portfolio quality and maturity, type of instruments held and operating expenses. When comparing the Fund's yield with that of other alternatives, investors should understand that certain other investments, such as money market instruments or bank accounts, may provide fixed yields, that other investments and other investment companies may use a different method of calculating yield, and that bank accounts may be insured. Investors should also consider that bank accounts may sometimes offer temporarily high "promotional" rates and may, under certain circumstances, subject accounts to service charges which reduce their effective yield.


NET ASSET VALUE

The net asset value of the Fund's shares is calculated daily, as of 12:00 noon and 4:00 p.m., Eastern time, on each day when the New York Stock Exchange is open for business. The Fund does not calculate its net asset value on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, Columbus Day, Martin Luther King, Jr. Day, and Veterans' Day.

     The Fund values its portfolio instruments on the basis of the amortized cost valuation method, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to shareholders of the Fund may differ somewhat from that obtained in a similar fund with identical investments which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in such a similar fund and existing shareholders of the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The valuation of the Fund's portfolio instruments based upon their amortized cost and the maintenance of the Fund's per share net asset value of $1.00 is permitted based on the Fund's adherence to certain conditions. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less (as calculated in accordance with Rule 2a-7 under the Act) and invest only in securities determined by the Board of Trustees or, pursuant to delegated authority, the Adviser, to be of high quality with minimal credit risks. The Board also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value, calculated by using available market quotations, and estimates of market values obtained from yield data relating to instruments or securities with similar characteristics pursuant to procedures approved by the Board of Trustees deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board determines that such a deviation exists, it has agreed to take such corrective action as it deems necessary or appropriate, including, for example, the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redemptions of shares in kind, establishing a net asset value per share by using available market quotations, and effecting a reverse split of shares.

     Assets other than portfolio securities are valued at their fair value as determined in good faith pursuant to procedures approved by the Board and subject to the oversight of the Board. The Board reviews these valuation methods at least annually and from time to time may, in its absolute discretion, establish other methods which it considers appropriate for determining net asset value.


PORTFOLIO TRANSACTIONS

     Most of the Fund's purchases and sales of portfolio securities will be direct transactions with issuers, underwriters or major dealers in U.S. Government securities. Accordingly, the Fund will incur little or no brokerage cost. Purchases of portfolio securities from underwriters, however, include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and ask prices.

     The Fund's policy of investing in short-term debt securities, coupled with its active portfolio management, may result in high portfolio turnover. However, high turnover is not expected to adversely affect net asset value or yields, since there are usually no brokerage commissions paid by the Fund in connection with the purchase or sale of U.S. Government securities.

     The Adviser will make investment decisions for the Fund, arrange for placement of buy and sell orders and initiate portfolio transactions, subject to general supervision by the Trust's Board of Trustees. No portfolio transactions are currently executed with the Adviser or any securities dealer affiliated with the Adviser. When initiating a portfolio transaction, the Adviser seeks the prompt execution of its order in an effective manner at the most favorable price.

     The Adviser also serves as the investment adviser for other investment companies. Although investment decisions for the Fund will be made independently from those for such investment companies, purchases and sales of particular securities may be effected simultaneously by such entities and the Fund. In such instances, the transactions will be allocated among the entities and the Fund in a manner the Adviser considers equitable to each. In some cases, this procedure could have a detrimental effect upon the price or amount of the securities purchased or sold by the Fund. On the other hand, in some cases the ability of the Fund to participate in volume transactions may produce better executions for the Fund. It is the opinion of the Board of Trustees that the benefits available to the Fund from retaining the Adviser outweigh any disadvantages which may arise from exposure to simultaneous transactions.


INVESTMENT ADVISER

ADVISORY AGREEMENT

     The Agreement provides that the Adviser will manage the investments of the Fund, subject to review by the Board of Trustees. The Adviser also bears the cost of salaries and related expenses of executive officers of the Trust who are necessary for the management and operation of the Fund and compensates the Trustees who are affiliated with the Adviser. The Fund reimburses the Adviser its cost, including salary and fringe benefits, of personnel who perform legal services for the Fund.

     As compensation for its services under the Agreement, the Adviser receives from the Fund a monthly fee at an annual rate of .50% of the first $400 million of average daily net assets, .45% of the next $600 million of average daily net assets, .40% of the next $1 billion of average daily net assets, and .35% of average daily net assets in excess of $2 billion.

     The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its shareholders for any act or omission by the Adviser. The Agreement does not restrict the Adviser from acting as an investment manager or adviser for others.

     The Agreement grants to the Trust the right to use the names "Gradison" and "McDonald" as a part of its name and the name(s) of its Fund(s), without charge, subject to withdrawal of such right by the Adviser upon not less than 30 days' written notice to the Trust and subject to the automatic termination of such right within 30 days after the termination of the Agreement for any reason. The Agreement does not impair the right of the Adviser to use the name Gradison or McDonald in the name and the name(s) of its Fund(s) without charge in connection with any other business enterprise with which it is or may become associated.

    The Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding voting securities of the Fund or by the vote of a majority of the Trust's Board of Trustees, and in either event by the vote cast in person of a majority of the Trustees who are not "interested persons" of any party to the Agreement.

     The Agreement may be terminated at any time without penalty upon 60 days' written notice by (i) the Board of Trustees, (ii) the vote of the holders of a majority of the outstanding voting securities of the Fund, or (iii) the Adviser. The Agreement will terminate automatically in the event of its assignment by the Adviser. The Agreement may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Fund shall have been approved by the vote of the holders of a majority of its outstanding voting securities and by the vote of a majority of the Board of Trustees, including the vote cast in person by a majority of the Trustees who are not "interested persons" of any party to the Agreement.

     For the years ended September 30, 1998, September 30, l997, and September 30, 1996, the Fund paid Gradison advisory fees totaling respectively, $7,875,357, $6,956,236 and $6,078,331.


DISTRIBUTION SERVICE PLAN

     The Fund has in effect a Distribution Service Plan (the "Plan") under Rule 12b-1 of the Act. Rule 12b-1 permits an investment company to finance, directly or indirectly, activities primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The purpose of the Plan is to increase sales of shares of the Fund to enable it to acquire and retain a sufficient level of assets to enable it to operate more efficiently and to provide service to Fund shareholders. Higher levels of assets tend to result in operating efficiencies with respect to the Fund's fixed costs and portfolio management.

     The Plan permits the Fund to incur expenses related to the distribution of its shares, but only as specifically contemplated by the Plan. Under the Plan, the Fund may incur expenses in an amount that does not exceed an annual rate of
 .20% of its average daily net assets. Expenses that may be incurred by the Fund under the Plan within the limitation described above are limited to service fee payments to broker-dealers or other persons, expenditures to broker-dealers or other persons for their assistance with respect to distribution of shares of the Fund with respect to any activity primarily intended to result in sale or maintenance of Fund shares, and expenditures by BISYS Fund Services Limited Partnership (the "Distributor") for distribution of advertising, prospectuses, annual and semi-annual reports, and other promotional material for prospective investors.

        In approving the Plan, the Board of Trustees concluded that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan (together with any agreements relating to implementation of the Plan) continues in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees, including the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose. The Plan may not be amended to materially increase the amount of distribution expenses incurred by the Fund without the approval of a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such amendment and without the approval of a majority of the outstanding voting securities of the Fund. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding voting securities of the Fund. Any agreement implementing the Plan may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund, on not more than sixty days' written notice to the other party to the agreement, and any related agreement will terminate automatically in the event of its assignment. The Plan requires that the Board of Trustees receive at least quarterly written reports as to the amounts expended during each quarter pursuant to the Plan and the purposes for which such amounts were expended. While the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" (as defined in the Act) of the Trust shall be committed to the discretion of the Independent Trustees then in office.

     Pursuant to the Plan the Fund has entered into an agreement with the Distributor pursuant to which the Fund pays the Distributor an annual service fee in the amount of .10% of the average assets annually which the Distributor pays to securities dealers as payment for the provision of personal services to Fund shareholders. For the fiscal years ended September 30, 1998, September 30, 1997, and September 30, 1996, the Fund paid the former Distributor (McDonald Investments Inc.) respectively, $1,778,775, $1,550,945 and $1,334,962 as distribution fees.


TRANSFER AGENCY, ACCOUNTING SERVICES, AND ADMINISTRATIVE SERVICES AGREEMENT

     Pursuant to the Transfer Agency, Accounting Services, and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services, and administrative services to the Fund. McDonald responds to inquiries from shareholders, processes purchase and redemption requests, maintains shareholder account records, provides statements and confirmations to shareholders, maintains the Fund's books and accounting records, and prepares and files registration statements and other reports, with the Securities and Exchange Commission and other regulatory authorities. Pursuant to this Agreement, McDonald receives a fee of $23.50 per year per shareholder non-zero balance account and $5.00 per closed or zero balance account per year for transfer agency and administrative services. In addition to this fee, the Fund pays out of pocket costs including the cost of statement paper, statement envelopes, reply envelopes, and reply postage. For accounting services, the Fund pays McDonald an annual fee in the amount of .015% of the first $400 million of average daily net assets, .0125% of the next $300 million, .01% of the next $300 million, and .0075% of assets in excess of $1 billion, with a minimum fee of $25,000 per year. For the fiscal years ending September 30, 1998, September 30, 1997, and September 30, 1996, the Fund paid McDonald respectively $2,612,210, $2,408,388 and $2,179,364 pursuant to this Agreement.

OTHER COMPENSATION PAID/REIMBURSEMENT MADE TO THE ADVISER

     In addition to the advisory fee, transfer agent fee, and distribution fees paid by the Fund to the Adviser, for the fiscal year ended September 30, 1998, 1997 and 1996, the Fund reimbursed the Adviser, on a cost basis, for costs allocable to services performed by the Adviser's employees, including salaries and office space, respectively $4,957, $7,741 and $4,424.


TRUSTEES AND OFFICERS OF THE TRUST

     The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years and positions currently held with the Gradison Growth Trust ("GGT"), the Gradison-McDonald Custodian Trust ("GCT"), and the Gradison-McDonald Municipal Custodian Trust ("GMMT"), and the Adviser, are listed below. All principal occupations have been held for at least five years unless otherwise specified. Positions held with Gradison were previously held with Gradison & Company Incorporated. The mailing address for all officers of the Trust is c/o Gradison Funds, 580 Walnut Street, Cincinnati, Ohio 45202.

     *DONALD E. WESTON, 580 Walnut Street, Cincinnati, Ohio. Trustee and Chairman of the Board; Chairman of Gradison; Trustee and Chairman of the Board of GGT, GCT, and GMMT.; Director of Cincinnati Milacron Commercial Corporation (financing subsidiary of Cincinnati Milacron Corporation (manufacturer of machine tools).

     THEODORE H. EMMERICH, 1201 Edgecliff Place, Cincinnati, Ohio 45206. Trustee. Retired; until 1986, managing partner (Cincinnati office) Ernst & Young LLP (independent public accountants); Director of Carillon Fund, Inc. (investment company), American Financial Group, Inc.(insurance), and Cincinnati Milacron Commercial Corp.; Trustee of

     Summit Investment Trust and Carillon Investment Trust (investment companies); Trustee of GGT, GCT, and GMMT.

     RICHARD A. RANKIN, 1717 Dixie Highway, Suite 600, Ft. Wright, Kentucky 41011. Trustee. Partner, Rankin and Rankin (independent public accountants); Trustee of GGT, GCT, and GMMT.

     JEROME E. SCHNEE, 14 Walt Whitman, Morristown, N. J. 07960. Trustee. Senior Director, Health Economics Johnson & Johnson (Pharmaceuticals) since August 1996; Prior to that Professor of Management, College of Business Administration, University of Cincinnati); Trustee of GGT, GCT, and GMMT.

     DANIEL J. CASTELLINI, 312 Walnut Street, Cincinnati, Ohio 45202. Trustee; Senior Vice President/Finance and Administration of the E. W. Scripps Company (communications); Trustee of GGT, GCT, and GMMT.

     C. STEPHEN WESSELKAMPER. Vice President and Portfolio Manager; First Vice President of McDonald.

     BRADLEY E. TURNER. President. Senior Managing Director of McDonald; President of GGT, GCT, and GMMT.

     PATRICIA J. JAMIESON. Treasurer. Managing Director and Chief Financial Officer of McDonald; Treasurer of GGT, GCT, and GMMT.

     MARK A. FRIETCH. Assistant Treasurer. Assistant Treasurer of GGT, GCT, and GMMT (since May 1995.); Senior Vice President of McDonald.

     RICHARD M. WACHTERMAN. Secretary. Senior Vice President and General Counsel of Gradison; Secretary of GGT, GCT, and GMMT.

     * Trustee who is an interested and affiliated person as defined by the Investment Company Act of 1940, of the Trust and the Adviser by virtue of stock ownership of the parent of the Adviser and employment by the Adviser.

        Trustees and officers of the Trust who are affiliated with the Adviser receive no remuneration from the Trust. Trustees who are not affiliated with the Adviser receive fees as determined by the Board of Trustees. For the year ended September 30, 1998, the fees paid to the Trustees by the Trust aggregated $32,000.

                               Compensation Table
                               ------------------

                             Aggregate          Total Compensation
                             Compensation       From Fund and fund
                             From Fund          complex (3 additional
                             for fiscal         Trusts) paid to
                             year ended         trustee for calendar
Name of Trustee              9/30/98            year ended 12/31/98
---------------              -------            ---------------------
Theodore H. Emmerich         8,000                     $26,500

Richard A. Rankin            8,000                     $26,500

Jerome E. Schnee             8,000                     $26,500

Daniel J. Castellini         8,000                     $26,500


The Trust maintains a deferred compensation plan which allows trustees to defer receipt of trustee fees otherwise payable to them until a future date. Deferred amounts are credited with interest at a rate equal to the yield of the Gradison U.S. Government Reserves Fund. The Trust does not maintain any other pension or retirement plans. There are currently no amounts owing to any current trustee pursuant to the deferred compensation plan. As of September 30, 1998, the amount of $11,624 was payable by the Trust to the beneficiary of a former trustee who is deceased and as of December 31, 1998, the amount of $36,333.56 was payable to that beneficiary by the fund complex (including the Fund).


DESCRIPTION OF THE TRUST

     The Trust is a diversified, open-end investment company organized under the laws of the Commonwealth of Massachusetts by an Amended and Restated Declaration of Trust dated October 25, 1993. The Trust was formed for the specific purpose of succeeding to the business and acquiring all of the assets of Gradison Cash Reserves, Inc. in a reorganization effected on December 28, 1981. The Gradison U.S. Government Reserves series of the Trust was formed for the purpose of consolidating the following mutual funds: the Gradison Cash Reserves series of the Trust, Gradison U.S. Government Trust, McDonald Money Market Fund, Inc., and McDonald U.S. Government Money Market Fund, Inc. The shareholders of each of the funds approved the consolidation. The Declaration of Trust provides for an unlimited number of full and fractional shares of beneficial interest, $.01 par value, of any series authorized by the Board of Trustees. The Board of Trustees has authorized the issuance of shares of one series, representing the Fund. Any additional series of shares must be issued in compliance with the Act and must not constitute a security that is senior to the shares offered pursuant to the Prospectus. All shares are of the same class and are freely transferable. Upon issuance and sale in accordance with the terms of the offering, each share will be fully paid and nonassessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "Redemption of Shares."

     Holders of shares of the Fund are entitled to one vote per share.
Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting in any election of Trustees can elect all of the Trustees of the Trust if they choose to do so, in which event the holders of the remaining shares will be unable to elect a Trustee. Under the Declaration of Trust, meetings of shareholders are not required to elect Trustees, unless less than a majority of Trustees holding office have been elected by the shareholders and a Trustee may be removed for cause by the vote of at least two thirds of the remaining Trustees. Shareholders' meetings will be held only when required pursuant to the Declaration of Trust or the Act, and when called by the Fund or shareholders pursuant to the Declaration of Trust. The Trustees are required to call a meeting of shareholders when requested in writing to do so by shareholders of record of not less than 10 percent of the Trust's outstanding shares. Pursuant to Section 16(c) of the Act, shareholders have the right to remove trustees upon the vote of two-thirds of the outstanding shares of the Trust, access shareholder lists under certain circumstances, and, as noted above, instruct the trustees to call a shareholders' meeting.

     Whenever the approval of a majority of the outstanding shares of a series of the Trust is required in connection with shareholder approval of the Investment Advisory Agreement or the Distribution Service Plan, or changes in the investment objective or the investment restrictions, a "majority" shall mean the vote of (i) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is the lesser.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust and requires that notice of such disclaimer be given in every written obligation, contract, instrument, certificate, share of beneficial interest, other security of the Trust or undertaking made or issued by the Trustees or by any officers, employees or agents of the Trust. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, there is no realistic risk of personal liability.

     The Declaration of Trust provides that no Trustee, officer or agent of the Trust shall be personally liable to any person for any action or failure to act except (1) for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties, (2) with respect to any matter as to which he did not act in good faith and in a manner he reasonably believed to be in, and not opposed to, the best interests of the Trust, or (3) in the case of any criminal proceeding, with respect to any conduct which he had reasonable cause to believe was unlawful.

CUSTODIAN

     Star Bank, N.A., Star Bank Center, Cincinnati, Ohio 45202, acts as the custodian of the portfolio securities and other assets of the Fund. Star Bank has no part in determining the investment policies of the Fund or the securities which are to be purchased, held or sold by the Fund. The Fund may enter into repurchase agreements with Star Bank and may purchase or sell securities from or to Star Bank.


ACCOUNTANTS

    Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, is the independent public accountant for the Fund.


LEGAL COUNSEL

     Kirkpatrick & Lockhart LLP acts as counsel to the Trust.


OPTIONAL SHAREHOLDER SERVICES

     Shareholders may receive cash payment of the dividends that their account has earned during the month or have such dividends reinvested in additional shares of the Fund. If such election is made, dividends will be mailed to the shareholder or any other person designated by the shareholder. This option may be changed or terminated by written notice to the Fund.

     Shareholders may arrange for a fixed amount of money to be transferred on a regular automatic basis from a bank or other depository account to their Fund account. For additional information shareholders should contact the Fund or their sales representative.

     If an account has a value of at least $5,000 shareholders may elect to have monthly or quarterly payments of a specified amount (but not less than $50) mailed to themselves or another specified person. This option may be changed or terminated at any time by written notice to the Fund. Because the Fund cannot guarantee that payments will be made on the date specified, such payments should not be used when receipt of the payment is time-sensitive.

     These services may not be available as to Fund shares not held directly with the Fund.

Gradison U. S. Government Reserves

TOTAL RETURN FOR PERIODS ENDED SEPTEMBER 30, 1998

                           Average Annual Total Return
                           ---------------------------

                            10 Years   5 Years   3 Years   1 Year   Quarter*
                            --------   -------   -------   ------   --------
U. S. Government Reserves    +5.35%    +4.05%    +4.93%    +4.85%   +1.23%

Consumer Price Index          +3.5%     +2.7%     +2.7%     +2.3%    +0.5%

          U. S. Government         Consumer Price
Year       Cash Reserves              Index
----       -------------              -----
1998           4.98%                  + 1.4%
1997           4.92%                  + 1.7%
1996           4.78%                  + 3.3%
1995           5.26%                  + 2.6%
1994         + 3.46%                  + 2.7%
1993         + 2.49%                  + 2.7%
1992         + 3.33%                  + 2.9%
1991         + 5.48%                  + 3.1%
1990         + 7.64%                  + 6.1%
1989         + 8.78%                  + 4.6%
1988         + 7.07%                  + 4.4%

The table above is intended to compare the total return results of the
U. S. Government Reserves with the Consumer Price Index which is widely considered as a measure of inflation. Total returns reflect the reinvestment and compounding of actual daily dividends and distributions for each period noted above. The performance quoted above represents past performance. Future returns will fluctuate. Past performance does not insure future results.

Gradison U. S. Government Reserves acquired all of the outstanding shares of Gradison Cash Reserves (GCR), Gradison U. S. Government Trust, McDonald Money Market Fund, Inc., and McDonald U. S. Government Money Market Fund, Inc. on September 27, 1993. Returns prior to that date are those of GCR. In 1993 and 1994 certain fees were waived by the Adviser which increased returns.

An investment in the Fund is neither insured nor guaranteed by the U. S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

All income earned in 1998 was received from U. S. Government obligations that are exempt from state and local taxes. In some of the periods noted above, GCR invested in commercial paper and other securities that generally have a higher yield than U. S. Government Obligations.

For a copy of the prospectus please call your Investment Consultant at (513) 579-5000 or (800) 869-5666. The prospectus contains more complete information. Read it carefully before you invest.

*Not annualized

BISYS Fund Services Limited Partnership - Distributor


                                    GRADISON
                                  Mutual Funds

Sales Brochure

COVER PAGE
----------

                                  MONEY MARKET
                                      FUNDS


                                GRADISON MCDONALD


   [GRAPHIC: COLLAGE OF CAMERA, PASSPORT, STAMPS, MAP, COMPASS, POSTCARDS AND
                          "YOUR FUTURE STARTS TODAY."]


                            U.S. GOVERNMENT RESERVES
                              MUNICIPAL CASH SERIES
                            OHIO MUNICIPAL CASH TRUST

                             FAMILY OF MUTUAL FUNDS




                                  MONEY MARKET



                    INTERMEDIATE              OHIO TAX FREE
                     MUNICIPAL                   INCOME

                    INTERNATIONAL              ESTABLISHED
                                                  VALUE

                     GOVERNMENT                OPPORTUNITY
                      INCOME                      VALUE

                                     GROWTH
                                    & INCOME

PAGE 1
------

[Graphic; collage of passport, stamps, map, and camera]


                       Whatever your goals or ASPIRATIONS.
                 Whatever your objective. One thing is certain.
                         An INVESTMENT made today brings
                 you that much closer to meeting that OBJECTIVE
                           and reaching that GOAL ...
                 whether it's buying a house, starting a family,
                         SAVING for a college education,
                    or planning for retirement. Hesitate and
                             time will pass you by.

                      Today, opening a MONEY MARKET account
                       is a FUNDAMENTAL step in starting a
                         savings and investment program.
                 And for a growing number of TODAY'S INVESTORS,
         GRADISON-McDONALD is a preferred name among money market funds.

              1-800-869-5999[Graphic of call for information logo.]

PAGE 2
------



                                  MONEY MARKET
                                      FUND


                   GRADISON-McDONALD, RECOGNIZING THE BENEFITS
                      THAT MONEY MARKET FUNDS OFFERED THEIR
                    CLIENTS, BEGAN MANAGING ITS MONEY MARKET
                     FUND IN 1976. MONEY MARKET MUTUAL FUNDS
                  WERE ORIGINALLY VIEWED AS A CONVENIENT,
                  TEMPORARY LOCATION FOR CASH WHILE LONG-TERM
                    INVESTMENTS WERE CONSIDERED. THEY QUICKLY
                    BECAME A POPULAR VEHICLE FOR SAVINGS AND
                    CHECKING ASSETS AS PASSBOOK SAVING RATES
                     DECLINED AND THE COST OF MAINTAINING A
                       CHECKING ACCOUNT ROSE. TODAY, MONEY
                  MARKET FUNDS--WITH THEIR COMPETITIVE CURRENT
                  YIELDS AND HIGH LEVEL OF SERVICE--ARE A
                   FUNDAMENTAL ASPECT OF PERSONAL FINANCE AND
                              BUSINESS MANAGEMENT.

CHOOSE FROM THREE FUNDS
-----------------------

U.S. GOVERNMENT RESERVES invests solely in U.S. Government and agency securities. The Fund is managed by experienced Gradison-McDonald portfolio managers.

MUNICIPAL CASH SERIES provides current income exempt from Federal regular income tax.FN1 and is managed by Federated Advisers and available through Gradison-McDonald.

OHIO MUNICIPAL CASH TRUST (CASH II SHARES) is a double tax-free money market mutual fund for Ohio investors. The Fund seeks to provide money market income exempt from both Federal regular FN1 and Ohio taxation and is also managed by Federated Advisers and available through Gradison-McDonald.

PAGE 3
------

[Graphic: Collage: Compass, postcards.]

Unlike checking and passbook accounts, an investment in the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Funds will maintain a stable net asset value of $1.00 per share.

                                    LIQUIDITY
                                    ---------

Money market fund assets are as easily accessible as making a phone call or writing a check. ATM access is also available for an additional fee through the McDonald Relationship Account.

                             LOW MINIMUM INVESTMENT
                             ----------------------

There is no minimum size account or minimum additional investment for money market fund accounts maintained together with a Gradison-McDonald active brokerage account.

Money market fund accounts maintained separately from an active brokerage account must have an initial investment of $1,000 and minimum additional investments of at least $50.






FN 1 A portion of the income will be subject to Alternative Minimum Taxation for Taxpayers subject to such tax.

             1-800-869-5999 [Graphic of call for information logo.]

PAGE 4
------

FREE CHECK WRITING
------------------

Money market fund accounts offer free check writing for any check of $100 or more. Checks of less than $100 are processed for a minimal fee of 30 cents per check.

DAILY DIVIDENDS
---------------

Dividends are declared daily. You may also choose to have each month's dividends paid to you.


EXCHANGES
---------

You can move money from the money market funds to any of the following Gradison-McDonald funds at any time. The Gradison-McDonald funds currently include

Opportunity Value Fund
Established Value Fund
Government Income Fund
Ohio Tax-Free Income Fund
Intermediate Municipal Income Fund

Gradison-McDonald funds planned for 1995 and sold by prospectus only include:

Growth & Income Fund
International Fund

ACCESS
------

You can redeem money market fund shares on any business day.
[Graphic: Passport and stamps.]

INSIDE BACK COVER
-----------------


                                 A TRUSTED NAME


                                Gradison-McDonald
                     is headquartered in Cincinnati and has
                        managed mutual funds since 1976.
                     The parent company, McDonald & Company
                        Investments, was founded in 1924
                           and has been listed on the
                       New York Stock Exchange since 1983.
                         It operates a leading regional
                    investment advisory, investment banking,
                          and investment brokerage firm
                             with offices throughout
                           Ohio, Michigan and Indiana,
                    and in Atlanta, Boston, Dallas, Chicago,
                       Los Angeles, the New York City area
                               and Naples, Florida



             1-800-869-5999 [Graphic of call for information logo.]

Back Cover
----------

                     [Graphic: Portable phone and envelopes]

                           To find out more about the
                                GRADISON-McDONALD
                               MONEY MARKET FUNDS
                          OR OTHER FUNDS IN THE FAMILY

                                      CALL
                                      ----
                                 1-800-869-5999

                                    OR WRITE
                         Gradison-McDonald Mutual Funds
                                580 Walnut Street
                             Cincinnati, Ohio 45202

                                GRADISON-McDONALD

You may obtain a prospectus containing complete information about the money market funds from a Gradison-McDonald Mutual Funds representative or your Investment Consultant. Read it carefully before investing.

Federated Securities Corp. is the principal distributor for the shares of Municipal Cash Series and Ohio Municipal Cash Trust (Cash II Shares). McDonald & Company Securities, Inc. is the principal distributor for the shares of the Gradison-McDonald U.S. Government Reserves.

McDonald & Company Securities Inc., acts as agent for clients investing in Municipal Cash Series and Ohio Municipal Cash Trust (Cash II Shares) and does not act as investment adviser for the those funds. Checking redemptions for these funds is provided by Gradison-McDonald through Star Bank, N.A.

[Fact Sheet]

GRAPHIC: Logo
GRADISON
MUTUAL Funds

U. S.
Government
Reserves


U. S. Government Reserves is a money market mutual fund designed to provide investors with current money market yields by investing exclusively in securities issued by the U. S. Government or its agencies or instrumentalities, and in repurchase agreements for such securities.

The Fund is used by individuals, institutions and corporations as a short-term investment with convenient daily liquidity. Investors and retirement plan participants make use of the Fund as a temporary depository for assets between longer-term investment decisions.

U. S. Government Reserves offers high levels of service including checkwriting, wire transfers, daily sweeps with brokerage accounts, monthly statements that include check payee names, and telephone redemption privileges. Additional services, including a debit card with ATM access, are available for an additional fee through the optional "Relationship Account".

Symbol:  GMUXX

AVERAGE ANNUAL TOTAL RETURN Periods Ended 9/30/98

Quarter*  One Year   Three Years   Five Years   Ten Years     7-Day Yield
 +1.23%    +4.98%      +4.89%        +4.54%       +5.17%         _____%

*  Not annualized
** 7-Day Yield as of October ___, 1998. The yield quotation more closely reflects the current earnings of the Fund than does the total return quotation.


Bar Chart stating "Annual Return of U. S. Government Reserves" with these plot points 1976 - 5.26%*; 1977 - 5.00%; 1978 - 6.88%; 1979 - 10.18%; 1980 - 11.60%;
1981 - 16.95%; 1982 - 12.32%; 1983 - 8.54%; 1984 - 10.09%; 1985 - 7.78%; 1986 -
6.28%; 1987 - 6.03%; 1988 - 7.07%; 1989 - 8.78%; 1990 - 7.64%; 1991 - 5.48%;
1992 - 3.33%; 1993 - 2.49%; 1994 - 3.46%; 1995 - 5.26%; 1996 - 4.78%; 1997 -
4.92%; 9/30/98 - 4/98%.

Line Chart stating "Annual Percent of Change in the Consumer Price Index" with these plot points 1976 - 4.8%; 1977 - 6.8%; 1978 - 9.0%; 1979 - 13.3%; 1980 -
12.4%; 1981 - 8.9%; 1982 - 3.9%; 1983 - 3.8%; 1984 - 4.0%; 1985 - 3.8%; 1986 -
1.1%; 1987 - 4.4%; 1988 - 4.4%; 1989 - 4.6%; 1989 - 4.6%; 1990 - 6.1%; 1991 -
3.1%; 1992 - 2.9%; 1993 - 2.7%; 1994 - 2.7%; 1995 - 2.6%; 1996 - 3.3%; 1997 -
1.7%; 9/98 - 1.4%.

The performance quoted on this document and any attachment represents past performance. Future returns will fluctuate. Total return includes reinvestment of all distributions. Past performance does not ensure future results. Returns prior to September 27, 1993, are those of Gradison Cash Reserves, a predecessor money market fund which invested in non-government obligations, the yields of which generally exceed the yields of government obligations.

An investment in the Fund is not insured or guaranteed by the FDIC. Or any other Government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

WHERE THE FUND IS INVESTED

The information below is as of September 30, 1998, and is subject to change in the future.

    $1.93 Billion             [Graphic: Pie Chart
Net Assets as of 9/30/98      Federal Home Loan Banks  55%
                              Federal Farm Credit Bank 24%
                              Student Loan
                              Marketing Association 21%]


                                                    September 30, 1998
                                                    GRAPHIC: Photo of Woman



                           PORTFOLIO MANAGER PROFILES


[Graphic: Photo C. Stephen Wesselkamper]
C. Stephen Wesselkamper
First Vice President/Portfolio Manager
Gradison McDonald Asset Management

With more than 20 years financial analysis and portfolio management experience, the last 15 with Gradison, Stephen Wesselkamper carries primary responsibility for short-term fixed income management on the Gradison McDonald Asset Management team. In addition to his responsibilities as portfolio manager of U. S. Government Reserves, Steve is also involved with the Government Income Fund. A magna cum laude graduate of the University of Cincinnati, Steve holds an MBA from Xavier University.

PROFILE OF GRADISON MUTUAL FUNDS

Gradison mutual Funds is a division of McDonald & Company, a leading regional investment firm which acquired Gradison in 1991. As a registered investment advisor since 1974 and mutual fund advisors since 1976, Gradison currently manages in excess of $4 billion in Gradison Mutual Funds and individually managed accounts.

A prospectus for U. S. Government Reserves or any other Gradison Mutual Fund may be obtained by calling 513/579-5700 or 800/869-5999. The prospectus contains more complete information. Read it carefully before you invest.

Securities, mutual funds and other investment products are:

o    Not Insured by the FDIC.
o Not deposits or other obligations of, or guaranteed by McDonald Investments Inc. Key Bank or any of their affiliates.
o Subject to investment risks, including possible loss of the principal amount invested.

BISYS Fund Services Limited Partnership - Distributor GMFS 1059 - GMU 9/98

GRAPHIC:  Photo of a Man and two Women

International Fund
Opportunity Value Fund
Growth & Income Fund
Established Value Fund
Ohio Tax-Free Income Fund
Government Income Fund
Money Market Funds

McDonald Investments Inc., a subsidiary of KeyCorp, is the investment adviser to the Gradison Funds. The Gradison Funds are sponsored and distributed by BISYS Fund Services, which is not affiliated with KeyCorp or its subsidiaries. McDonald Investments Inc. receives a fee for its services from the Gradison Funds.

GRAPHIC: Logo
Gradison
Mutual Funds

U.S. GOVERNMENT RESERVES
--------------------------------------------------------------------------------
                                                              September 30, 1998

PORTFOLIO OF INVESTMENTS

   Maturity,   Interest     Principal
  Coupon Rate  Rate (1)      Amount           Value

  Federal Farm Credit Banks,
  Discount Notes - 6.52%
10/06/98          5.41%  $ 26,928,000    $  26,907,753
10/07/98          5.41     22,000,000       21,980,163
10/15/98          5.42     20,000,000       19,957,844
10/19/98          5.15     25,000,000       24,935,625
11/09/98          5.35      9,500,000        9,444,940
12/22/98          5.05      5,000,000        4,942,486
 1/27/99          5.37     19,000,000       18,665,568
                                         --------------
                                           126,834,379
                                         --------------

  Federal Farm Credit Banks,
  Bonds - 5.04%
11/02/98, 5.51%   5.51     23,000,000       22,997,869
12/01/98, 5.48    5.48     16,075,000       16,074,579
 2/02/99, 5.30    5.30     20,000,000       19,990,182
 4/01/99, 5.50    5.50     14,000,000       13,989,459
 9/29/99, 5.24    5.24     25,000,000       25,000,000
                                         --------------
                                            98,052,089
                                         --------------

  Federal Farm Credit Banks,
  Floating Rate Notes (2) - 8.99%
10/01/98          5.44     50,000,000       50,000,000
12/01/98          5.56     50,000,000       50,000,000
 2/01/99          5.46     50,000,000       50,000,000
 8/17/99          5.48     25,000,000       24,987,090
                                         --------------
                                           174,987,090
                                         --------------

  Federal Farm Credit Banks,
  Floating Rate Master Note (2) - 3.21%
10/16/98          5.43     62,500,000       62,500,000
                                         --------------

--------------------------------------------------------------------------------

   Maturity,   Interest     Principal
  Coupon Rate  Rate (1)      Amount           Value

  Federal Home Loan Banks,
  Discount Notes - 40.20%

10/07/98          5.41%  $ 96,400,000    $  96,313,076
10/09/98          5.43    228,790,000      228,514,225
10/14/98          5.42    100,000,000       99,804,224
10/16/98          5.43     27,000,000       26,938,913
10/21/98          5.44     50,000,000       49,849,000
10/26/98          5.11     14,500,000       14,448,545
11/04/98          5.39     56,498,000       56,210,450
11/12/98          5.40     50,000,000       49,685,146
12/02/98          5.07     10,900,000       10,804,919
12/04/98          5.29     38,423,000       38,061,995
12/23/98          5.28     25,000,000       24,695,782
 1/06/99          5.37     25,000,000       24,638,608
 1/08/99          5.37     15,000,000       14,778,694
 1/13/99          5.37     11,000,000       10,829,512
 2/03/99          5.35     12,568,000       12,334,532
 2/12/99          5.35     25,000,000       24,502,153
                                         --------------
                                           782,409,774
                                         --------------

  Federal Home Loan Banks,
  Bonds - 9.55%
11/18/98, 5.30%   5.70     14,000,000    $   13,992,917
12/08/98, 5.42    5.66     14,000,000        13,993,744
 2/26/99, 5.53    5.65     10,000,000         9,989,120
 3/16/99, 5.56    5.62     20,000,000        19,994,498
 4/07/99, 5.54    5.70     10,150,000        10,141,672
 6/10/99, 5.53    5.69     10,000,000         9,989,230
 6/11/99, 5.61    5.65     13,700,000        13,695,655
 7/01/99, 5.55    5.58     15,000,000        14,996,400
 7/23/99, 5.66    5.58     40,000,000        40,008,350
 8/04/99, 5.68    5.70     19,175,000        19,171,210
 8/17/99, 5.51    5.57     20,000,000        19,990,005
                                         --------------
                                            185,962,801
                                         --------------

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

U.S. GOVERNMENT RESERVES
--------------------------------------------------------------------------------
                                                              September 30, 1998

PORTFOLIO OF INVESTMENTS Continued

   Maturity,   Interest     Principal
  Coupon Rate  Rate (1)      Amount           Value

  Federal Home Loan Banks,
  Floating Rate Notes (2) - 5.14%
10/20/98          5.01%  $ 50,000,000    $   49,999,242
 8/12/99          4.98     50,000,000        49,974,541
                                         --------------
                                             99,973,783
                                         --------------

  Student Loan Marketing Association,
  Discount Note - 10.28%
10/01/98          5.39    200,000,000       200,000,000
                                         --------------

  Student Loan Marketing Association,
  Bonds - 4.65%
12/17/98, 5.74%   5.61     11,500,000        11,502,813
 1/22/99, 5.66    5.69     10,000,000         9,998,831
 1/27/99, 5.56    5.71     13,700,000        13,689,049
 2/10/99, 5.40    5.59     20,375,000        20,360,721
 6/10/99, 5.52    5.66     10,000,000         9,990,561
 9/30/99, 5.20    5.20     25,000,000        25,000,000
                                         --------------
                                             90,541,975
                                         --------------

--------------------------------------------------------------------------------

   Maturity,   Interest     Principal
  Coupon Rate  Rate (1)      Amount           Value

  Student Loan Marketing Association,
  Floating Rate Notes (2) - 6.42%
 3/18/99          5.14%  $ 75,000,000    $   75,000,000
 9/15/99          5.28     50,000,000        49,968,272
                                         --------------
                                            124,968,272
                                         --------------

  TOTAL INVESTMENTS,
  at value (Cost $ 1,946,230,163) - 100% $1,946,230,163
                                         ==============

--------------------------------------------------------------------------------

(1) The interest rates disclosed in the portfolio of investments are as follows:
    - U.S. Government Agency discount notes - the discount rate at the time of purchase;
    - U.S. Government Agency bonds - the yield to maturity at the time of purchase;
    - U.S. Government Agency floating rate notes - the current coupon rate;
(2) For regulatory purposes, the maturity date of floating rate securities with market prices that approximate par is considered to be the date upon which the next readjustment of the interest rate can occur.

                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                       9/30/98
Assets
   Investments in securities, at value (Note 1)
   (Cost $1,946,230,163)                                           $1,946,230,163
   Interest receivable                                                  7,293,972
   Prepaid expenses and other assets                                    6,743,161
                                                                   --------------
     Total Assets                                                   1,960,267,296

Liabilities
   Payable for securities purchased                                    25,000,000
   Accrued investment advisory fee (Note 2)                               686,155
   Other accrued expenses payable to adviser (Note 2)                     414,402
   Dividend payable                                                       206,780
   Other accrued expenses and liabilities                                 134,263
   Payable for Fund shares redeemed                                         2,000
                                                                   --------------
     Total Liabilities                                                 26,443,600
                                                                   --------------
Net Assets
   Equivalent to $1.00 per share on 1,933,823,696 outstanding shares (Note 1) ($.01 par value - unlimited number of
   shares authorized)                                              $1,933,823,696
                                                                   ==============

---------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                           Year Ended 9/30/98

Interest income                                                        $100,139,720
Expenses:
   Investment advisory fees (Note 2)                    $ 7,875,357
   Transfer agency fees (Note 2)                          2,612,210
   Distribution (Note 2)                                  1,778,775
   Registration fees                                        190,291
   Accounting services fees (Note 2)                        187,038
   Custodian fees (Note 1)                                  166,962
   Printing                                                 161,496
   Professional fees                                         57,389
   ICI dues                                                  56,101
   Trustees' fees (Note 2)                                   38,326
   Amortization of organization expense (Note 1)              4,369
   Other                                                     12,868
                                                        -----------
     Gross expenses                                      13,141,182
     Less earnings credits on cash balances (Note 1)       (166,962)
                                                        -----------
     Net expenses                                                        12,974,220
                                                                       ------------

Net investment income                                                  $ 87,165,500
                                                                       ============

-----------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                           Year Ended
                                                                  ------------------------------
                                                                      9/30/98         9/30/97
From net investment income                                        $   87,165,500  $   74,249,386
                                                                  --------------  --------------
From dividends to shareholders                                       (87,165,500)    (74,249,386)
                                                                  --------------  --------------
From Fund share transactions:
   (at a constant net asset value of $1.00 per share)
   Proceeds from shares sold                                       9,220,288,201   7,808,119,094
   Net asset value of shares issued in reinvestment of dividends      85,372,300      73,390,308
   Payments for shares redeemed                                   (8,981,894,940) (7,604,514,450)
                                                                  --------------  --------------
     Increase in net assets from Fund share transactions             323,765,561     276,994,952
                                                                  --------------  --------------
Total increase in net assets                                         323,765,561     276,994,952
Net assets:
   Beginning of year                                               1,610,058,135   1,333,063,183
                                                                  --------------  --------------
   End of year                                                    $1,933,823,696  $1,610,058,135
                                                                  ==============  ==============

------------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                              September 30, 1998

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Gradison - McDonald Cash Reserves Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940 (the Act), as amended. Effective with the start of business on September 27, 1993 (the Reorganization Date) all of the outstanding shares of the Gradison Cash Reserves (GCR) series of the Trust, Gradison U.S. Government Trust, McDonald Money Market Fund, Inc., and McDonald U.S. Government Money Market Fund, Inc. were acquired by a new series of the Trust, Gradison U.S. Government Reserves (the Fund).

The Fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

The following is a summary of significant accounting policies followed by the Trust in the preparation of the Fund's financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses for that period. Actual results could differ from those estimates.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuing basis at the net asset value per share. The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding.

SECURITIES VALUATION

Investments are valued using the amortized cost method which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable the Fund to maintain a constant net asset value per share, but there can be no assurance that this will be the case.

SECURITIES TRANSACTIONS

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed).

INTEREST INCOME

Interest income is accrued as earned and includes immaterial gains or losses realized from securities transactions during the year.

EXPENSE OFFSET ARRANGEMENT

The Fund has an arrangement with its custodian bank whereby the custodian's fees are reduced by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to overnight investments. The credits are shown as a reduction of expenses on the Statement of Operations.

DIVIDENDS TO SHAREHOLDERS

All of the net investment income of the Fund is declared as a dividend daily and paid monthly. Net investment income consists of all interest income accrued on the portfolio securities of the Fund, plus or minus amortized purchase discount or premium, less accrued expenses. Share purchases effective before 12:00 noon (Eastern time) earn dividends that day. Redemption requests received before 12:00 noon will not receive that day's dividend.

TAXES

It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Trust so qualifies, and distributes at least 90% of its taxable net income, the Trust will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------
                                                              September 30, 1998

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Trust's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax basis of investments is equal to the amortized cost as shown on the Portfolio of Investments.

NOTE 2 -- TRANSACTIONS WITH AFFILIATES

The Fund's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. (McDonald), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Trust pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's average daily net assets at the annual rate of .50% on the first $400 million, .45% on the next $600 million, .40% on the next $1 billion and .35% on any amounts in excess of $2 billion.

Under the terms of the Agreement, McDonald bears the costs of salaries and related expenses of executive officers of the Trust who are necessary for the management and operations of the Trust. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials, and compensates the Trust's trustees who are affiliated with McDonald.

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Trust. The Trust pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $23.50 per shareholder non-zero balance account, and $5.00 per closed shareholder account, as defined, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Trust pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .015% on the first $400 million, .0125% on the next $300 million, .01% on the next $300 million and .0075% on any amount in excess of $1 billion, with a minimum annual fee of $25,000.

Under the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Act, the Trust has entered into an agreement with McDonald pursuant to which the Trust pays McDonald a service fee in the annual amount of .10% of the Fund's average daily net assets.

The officers of the Trust are also officers of McDonald.

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $6,000 payable in quarterly installments for service during each fiscal quarter, (b) $500 for each Board of Trustees meeting attended and (c) $300 for each committee meeting attended.

NOTE 3 -- SUBSEQUENT EVENT

Effective October 23, 1998, the parent of McDonald was acquired by KeyCorp. McDonald, which became a subsidiary of KeyCorp as a result of the merger, has changed its name to McDonald Investments Inc. As of that date, a new Investment Advisory Agreement between McDonald Investments Inc. and the Fund became effective. That Agreement is in substantially the same form as the previous agreement except that it provides that the fees payable by the Fund under the Agreement will be held in escrow until shareholders of the Fund approve the Agreement. If the Agreement is not approved by March 22, 1999, the fees will be returned to the Fund. The current Transfer Agency, Account Services, and Administrative Services Agreement between the Fund and McDonald Investments Inc. continues in effect. BISYS Fund Services Limited Partnership has been retained by the Fund to act as Distributor, succeeding McDonald Investments Inc.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


                                     ARTHUR
                                    ANDERSEN

To the Shareholders and Board of Trustees of the Gradison U.S. Government Reserves series of the Gradison - McDonald Cash Reserves Trust


We have audited the accompanying statement of assets and liabilities of the Gradison U.S. Government Reserves, a series of the Gradison - McDonald Cash Reserves Trust (a Massachusetts business trust), including the portfolio of investments, as of September 30, 1998, the related statement of operations for the year then ended, and the statements of changes in net assets for the two years then ended, and the financial highlights for each of the five years in the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison U.S. Government Reserves series of the Gradison - McDonald Cash Reserves Trust as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the five years in the year then ended, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

Cincinnati, Ohio,
October 23, 1998